Exhibit 10.10

English Translation

Sale and Purchase Framework Contract

Between

Chongqing Daqo New Energy Co., Ltd.

AND

Zhejiang Yuhui Solar Energy Source Co. Ltd.

(No. YHX20090804)

Signed at: Jiashan, Zhejiang

Party A: Chongqing Daqo New Energy Co., Ltd.

Enterprise form: Limited Liability Company

Registered address: Wanzhou Industrial Park, Chongqing

Legal representative: Xu Guangfu

Account opening bank: Business Department, Wanzhou Branch, China Construction Bank

Account No.: 50001303600050207456

Tel: 023-64866666

Fax: 023-64866688

Party B: Zhejiang Yuhui Solar Energy Source Co. Ltd.

Enterprise form: Limited Liability Company

Registered address: Yaozhuang Town Industrial Park, Jiashan

Legal representative: Li Xianshou

Account opening bank: Industry and Commerce Bank, Jiashan

Account No.: 1204070009242025955

Tel: 0573-84739053

Fax: 0573-84773331

Party A and Party B, in accordance with the Contract Law of the People’s Republic of China, on the basis of equality, free will and fairness, abiding by the principle of long-term cooperation and mutual development and through friendly negotiations, hereby enter into this Contract in relation with the sale and purchase of solar grade polysilicon, on and subject to the terms and conditions as set forth below:

1.	Subject Matter

Solar grade polysilicon (hereinafter referred to as “Goods”).

2.	Quantity (ton), Price (RMB) and Time of Supply

(a)	Quantity and Time of Supply

Time of Supply	Average Supply Amount (ton)	Total	Remark
August, 2009	no less than 20 tons

September, 2009	no less than 20 tons

October,2009	no less than 20 tons

November, 2009	no less than 20 tons

December, 2009	no less than 20 tons

(b)	Price

The price of the following month is negotiated by both parties at the end of each month.

3.	Payment terms

The Goods will be delivered upon receipt of payment. The corresponding VAT invoice will be provided by Party A within seven (7) working days after Party B receives the Goods, confirms the quantity and inspects to be qualified.

4.	Packaging, Marking and Delivery Condition

(a)	Packaging: Party A shall bear the packaging fees and the packages shall be suitable for long-distance transportation;

(b)	Marking: Party A shall indicate manufacturer, production batch number, specifications, weight and date of production on the outer package and inner package according to Party B’s requirements;

(c)	Place of delivery: the place of delivery shall be the warehouse of Party B’s plant.

(d)	Means of delivery: Party A shall be responsible to deliver the Goods to the warehouse of Party B’s plant and bear the transportation and insurance fees therefrom.

5.	Quality Guarantee

(a)	The quality of the solar grade polysilicon hereunder is subject to the quality requirements of industry standard.

(b)	Party A shall submit an official testing report to Party B for each patch of goods.

(c)	Party B shall make inspection within 15 days upon receiving the goods and shall raise objections in writing within the same period in case of any quality problem. Otherwise, the Goods are deemed qualified.

6.	Effectiveness, Term and Termination

(a)	This Contract shall be effective after signed and affixed with seal by the representatives of both parties. This Contract can be signed by fax.

(b)	Should either party fail to perform its obligations hereunder and fail to make remedies within 15 days after being required by the other party, the other party may give a written notice to terminate this Contract.

7.	Miscellaneous

(a)	This Contract is written in Chinese and signed in two copies, each of which shall be held by each party. This Contract is a polysilicon sale and purchase framework contract between Party A and Party B, and a separate sale and purchase contract will be signed for each single transaction. This Contract together with the separate sale and purchase contracts shall constitute all the contracts with regard to the subject matter of this Contract.

(b)	This Contract shall become effective upon execution.

(c)	Anything not included herein shall be subject to the separate sale and purchase contracts otherwise executed between both parties. This Contract and the separate sale and purchase contracts shall enjoy the same legal validity.

Party A: Chongqing Daqo New Energy Co., Ltd.

Seal

Date: August 4, 2009

Party B: Zhejiang Yuhui Solar Energy Source Co. Ltd.

Seal

Date: August 4, 2009